UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

STRATEGIC BOND PORTFOLIO

FORM N-Q

March 31, 2012

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MORTGAGE-BACKED SECURITIES - 29.2%
FHLMC - 5.6%
Federal Home Loan Mortgage Corp. (FHLMC)	2.342%	2/1/37	10,894	$11,485	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.370%	4/1/37	51,073	54,646	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.371%	5/1/37	26,906	28,328	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.880%	5/1/37	30,347	31,851	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.546%	1/1/38	64,701	69,341	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	132,040	143,738
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	226,211	250,479
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/17/42	100,000	101,359	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/14/42	100,000	102,172	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	146,914	160,062
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/14/42	200,000	217,031	(b)

Total FHLMC				1,170,492

FNMA - 17.5%
Federal National Mortgage Association (FNMA)	2.500%	4/17/27-5/17/42	300,000	303,687	(b)
Federal National Mortgage Association (FNMA)	3.000%	4/17/27	500,000	517,734	(b)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,722	2,047
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	5,246	5,884
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-5/1/40	213,853	233,332
Federal National Mortgage Association (FNMA)	6.500%	6/1/37-6/1/40	568,877	639,547
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	69,735	79,955
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-11/1/41	392,550	412,150
Federal National Mortgage Association (FNMA)	3.500%	5/14/42	200,000	204,844	(b)
Federal National Mortgage Association (FNMA)	4.000%	5/14/42	600,000	627,937	(b)
Federal National Mortgage Association (FNMA)	4.500%	5/14/42	600,000	637,406	(b)

Total FNMA				3,664,523

GNMA - 6.1%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	28,403	32,582
Government National Mortgage Association (GNMA)	5.000%	10/20/39-8/20/40	100,792	111,166
Government National Mortgage Association (GNMA)	4.500%	1/20/41-3/20/41	262,475	286,501
Government National Mortgage Association (GNMA)	3.500%	4/19/42	300,000	312,703	(b)
Government National Mortgage Association (GNMA)	4.000%	4/19/42	100,000	107,344	(b)
Government National Mortgage Association (GNMA)	4.500%	4/19/42	100,000	108,828	(b)
Government National Mortgage Association (GNMA)	5.000%	4/19/42	300,000	330,766	(b)

Total GNMA				1,289,890

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $6,065,112)				6,124,905

ASSET-BACKED SECURITIES - 4.1%
Accredited Mortgage Loan Trust, 2005-3 A1	0.482%	9/25/35	21,183	20,033	(a)
ACE Securities Corp., 2006-SL2 A	0.582%	1/25/36	171,292	9,814	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.042%	8/25/32	12,298	5,386	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	25,000	25,013	(c)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.492%	6/25/34	33,980	11,125	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.542%	12/15/33	130,953	87,007	(a)(c)
Education Funding Capital Trust, 2003-3 A7	2.430%	12/15/42	50,000	45,500	(a)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	9,542	$10,315
Greenpoint Manufactured Housing, 1999-2 A2	3.007%	3/18/29	25,000	19,839	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.731%	6/19/29	25,000	18,385	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.746%	2/20/30	25,000	18,468	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.755%	2/20/32	25,000	19,006	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.751%	3/13/32	25,000	18,905	(a)
GSAMP Trust, 2006-S2 A2	0.342%	1/25/36	69,263	7,489	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.412%	4/25/36	89,264	31,622	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.681%	8/27/31	47,492	42,534	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.820%	10/25/32	63,591	59,486	(a)
Lehman XS Trust, 2006-14N 1A1B	0.452%	9/25/46	170,068	81,566	(a)
Mid-State Trust, 6 A1	7.340%	7/1/35	12,366	12,890
Northstar Education Finance Inc., 2005-1 B	1.413%	10/30/45	100,000	54,000	(a)(d)
Northstar Education Finance Inc., 2007-1 A6	1.423%	1/29/46	50,000	39,000	(a)(d)
Northstar Education Finance Inc., 2007-1 A7	1.471%	1/29/46	50,000	40,000	(a)(d)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	75,000	43,500	(a)
SACO I Trust, 2006-4 A1	0.582%	3/25/36	64,382	31,052	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(c)(e)(f)
SLM Student Loan Trust, 2003-04 A5E	1.224%	3/15/33	72,300	69,321	(a)(c)
SLM Student Loan Trust, 2005-4 A3	0.680%	1/25/27	50,000	46,940	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $1,372,855)				868,196

COLLATERALIZED MORTGAGE OBLIGATIONS - 11.1%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	10,000	10,421
Banc of America Mortgage Securities, 2005-H 2A1	2.759%	9/25/35	92,931	79,195	(a)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.252%	12/25/34	22,291	20,757	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.472%	7/20/35	128,344	77,202	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	61,000	68,608	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	2.011%	8/25/35	26,397	16,050	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.452%	3/19/45	91,599	61,893	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.236%	4/25/20	265,039	19,155	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.681%	6/25/20	217,025	21,719	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.514%	8/25/20	98,628	8,688	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.278%	4/25/21	268,449	23,475	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.586%	10/25/21	99,841	11,356	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.609%	12/25/21	100,000	10,285	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.093%	5/25/18	199,045	21,350	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	239,836	25,434	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.288%	12/25/40	151,095	$21,850	(a)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.708%	9/25/41	96,500	17,592	(a)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.308%	10/25/41	91,124	15,212	(a)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	200,000	235,846
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	200,000	225,250	(d)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	35,302	5,097
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	79,680	14,196
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.384%	5/17/32	274,702	8,168	(a)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	20,000	21,814
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.308%	11/20/38	128,115	20,158	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.258%	5/20/40	76,268	13,541	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.408%	1/20/40	87,213	14,946	(a)
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.758%	9/20/40	77,908	12,420	(a)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.938%	9/20/40	85,730	14,168	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.765%	1/20/61	95,175	94,642	(a)(d)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.715%	2/20/61	97,066	95,270	(a)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.937%	10/25/35	71,035	50,544	(a)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.642%	11/19/34	94,920	63,047	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.592%	1/19/35	105,275	67,587	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.615%	3/25/35	58,237	41,772	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	10,000	10,747
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	98,958
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	56,394	55,438
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	20,000	22,765	(a)
Merit Securities Corp., 11PA B2	1.741%	9/28/32	14,054	13,754	(a)(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.966%	8/12/49	120,000	133,348	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.757%	3/25/36	185,380	103,553	(a)
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	95,627	82,062	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.562%	10/25/35	108,151	66,829	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.608%	8/25/35	11,549	9,391	(a)
Structured Asset Securities Corp., 2005-GEL2 A	0.522%	4/25/35	49,179	43,990	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.079%	3/20/47	39,342	2,400	(a)(c)(d)(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.365%	9/25/36	85,719	62,433	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-OA6 1A1B	0.969%	7/25/47	245,372	86,216	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.695%	4/25/36	18,618	$14,220	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $2,867,562)				2,334,812

CORPORATE BONDS & NOTES - 32.3%
CONSUMER DISCRETIONARY - 2.7%
Automobiles - 0.5%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	121,249

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	15,263

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	10,600
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	25,000	0	(d)(e)(f)(g)

Total Hotels, Restaurants & Leisure				10,600

Media - 2.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	42,600
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	52,022
Comcast Corp., Notes	6.500%	1/15/15	50,000	57,090
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,475
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,825
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,683
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	20,000	25,250
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	102,454
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	10,408
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	11,964
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	32,440
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	38,517
United Business Media Ltd., Notes	5.750%	11/3/20	20,000	19,809	(c)

Total Media				431,537

TOTAL CONSUMER DISCRETIONARY				578,649

CONSUMER STAPLES - 1.8%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	35,313
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	23,109
Diageo Finance BV	3.250%	1/15/15	30,000	31,837

Total Beverages				90,259

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	20,000	24,706
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	45,352	52,331
Safeway Inc., Senior Notes	3.950%	8/15/20	10,000	9,934
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	20,715

Total Food & Staples Retailing				107,686

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	60,000	69,476

Tobacco - 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	22,357
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	39,525
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	9,905
Reynolds American Inc., Senior Notes	7.250%	6/1/12	30,000	30,280

Total Tobacco				102,067

TOTAL CONSUMER STAPLES				369,488

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY - 5.3%
Energy Equipment & Services - 0.2%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	30,000	$30,259	(c)
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	10,850	(c)

Total Energy Equipment & Services				41,109

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	74,325
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,792
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	43,839
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	18,550	(c)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	53,451
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000	20,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	26,125
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	11,660
Concho Resources Inc., Senior Notes	5.500%	10/1/22	10,000	9,862
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	25,000	33,679
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	21,000
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	45,178
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	46,000	47,446
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	30,000	37,255
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	60,000	62,258
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	30,000	32,558
Hess Corp., Notes	8.125%	2/15/19	10,000	12,932
Hess Corp., Notes	7.875%	10/1/29	10,000	13,343
Hess Corp., Notes	7.300%	8/15/31	30,000	38,284
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,538
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	11,934
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	10,000	10,550
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	51,206
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	20,219
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	20,100
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	28,750
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,720
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	13,354
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	90,000	97,356
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	22,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,715
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	45,850
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,003
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	26,475
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	8,739
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,050	(c)

Total Oil, Gas & Consumable Fuels				1,077,496

TOTAL ENERGY				1,118,605

FINANCIALS - 14.3%
Capital Markets - 3.0%
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,089
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	10,000	10,229
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,471
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	22,882
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	90,000	91,639
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	9,917
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	49,546
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	132,300	(c)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	30,000	0	(a)(d)(e)(g)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Capital Markets - continued
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	240,000	$0	(d)(e)(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	11,131
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	233,874
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	41,825

Total Capital Markets				623,903

Commercial Banks - 2.8%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	31,458	(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	80,000	81,877
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	16,150	(c)(f)(h)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	30,000	32,257
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	60,000	62,746	(a)(c)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	49,422
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	20,000	19,580
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	20,000	20,238
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	204,616
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	21,379
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	40,764

Total Commercial Banks				580,487

Consumer Finance - 1.0%
Ally Financial Inc., Notes	1.750%	10/30/12	50,000	50,450
American Express Co., Subordinated Debentures	6.800%	9/1/66	50,000	51,188	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,764
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	50,000	53,461
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	20,000	20,508
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	20,000	17,124

Total Consumer Finance				214,495

Diversified Financial Services - 5.3%
Bank of America Corp., Senior Notes	3.875%	3/22/17	10,000	10,066
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000	20,067
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	204,717
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	23,145
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	21,199
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	271,801
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	110,000	136,305
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	112,475	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	21,225	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	75,337	(c)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	96,498
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	54,437
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	57,127
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	10,000	10,138

Total Diversified Financial Services				1,114,537

Insurance - 2.2%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	10,902
American International Group Inc., Senior Notes	6.400%	12/15/20	60,000	68,019
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	265,950
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	83,241

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance - continued
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	$37,282	(c)

Total Insurance				465,394

TOTAL FINANCIALS				2,998,816

HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	22,560

Health Care Providers & Services - 0.8%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	63,593
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	5,000	4,300
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,500
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	24,187
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	20,570
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,868
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	20,796

Total Health Care Providers & Services				180,814

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,576

Pharmaceuticals - 0.9%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	80,000	83,653	(c)
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,597
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,425	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	20,000	20,286
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	30,430

Total Pharmaceuticals				196,391

TOTAL HEALTH CARE				410,341

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	24,621
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	11,824
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,197

Total Aerospace & Defense				46,642

Airlines - 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	95,281	104,333
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	16,698	19,119

Total Airlines				123,452

Commercial Services & Supplies - 0.1%
Waste Management Inc.	7.375%	5/15/29	10,000	12,957

Road & Rail - 0.0%
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,000	2,117

TOTAL INDUSTRIALS				185,168

MATERIALS - 2.0%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	10,622
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,321

Total Chemicals				21,943

Metals & Mining - 1.9%
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	10,000	10,061	(c)
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	42,242
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	70,791
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	30,000	28,872
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	11,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	$12,339
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,749
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	50,000	51,143
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	20,688
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	15,338
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	34,945
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	72,000	72,680

Total Metals & Mining				390,848

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,287	(c)

TOTAL MATERIALS				423,078

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	80,000	94,371
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	12,212
AT&T Inc., Senior Notes	3.875%	8/15/21	20,000	21,195
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	113,028
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	5,000	5,500
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	21,075	(c)
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	20,000	20,334
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	40,000	48,781
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	20,000	20,503

Total Diversified Telecommunication Services				356,999

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	23,486
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,464
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	25,875

Total Wireless Telecommunication Services				61,825

TOTAL TELECOMMUNICATION SERVICES				418,824

UTILITIES - 1.4%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	4,000	4,133
Exelon Corp., Bonds	5.625%	6/15/35	75,000	81,192
FirstEnergy Corp., Notes	7.375%	11/15/31	65,000	80,245
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	20,000	24,391

Total Electric Utilities				189,961

Independent Power Producers & Energy Traders - 0.5%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	16,387	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,725	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	68,985

Total Independent Power Producers & Energy Traders				96,097

TOTAL UTILITIES				286,058

TOTAL CORPORATE BONDS & NOTES (Cost - $7,200,454)				6,789,027

MUNICIPAL BONDS - 0.8%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	20,000	25,062
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	20,000	26,794
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	20,000	24,188
University of California Revenues	4.858%	5/15/12	20,000	19,591

Total California				95,635

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Georgia - 0.2%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000		$22,263
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000		11,077

Total Georgia					33,340

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	20,000		21,835
Illinois State, GO	5.877%	3/1/19	20,000		22,017

Total Illinois					43,852

TOTAL MUNICIPAL BONDS (Cost - $151,900)					172,827

SOVEREIGN BONDS - 1.7%
Mexico - 1.3%
Mexican Bonos, Bonds	8.000%	6/11/20	1,040,000	MXN	92,080
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		59,730
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		116,150

Total Mexico					267,960

Russia - 0.4%
Russian Foreign Bond - Eurobond	11.000%	7/24/18	65,000		91,488	(c)

TOTAL SOVEREIGN BONDS (Cost - $322,142)					359,448

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.4%
U.S. Government Agencies - 2.2%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		21,010
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		50,366
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,390
Federal National Mortgage Association (FNMA), Debentures	0.010%	10/9/19	50,000		38,738
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		68,062
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		130,396
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		24,074
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		55,928
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		43,880

Total U.S. Government Agencies					452,844

U.S. Government Obligations - 15.2%
U.S. Treasury Bonds	4.375%	5/15/40	30,000		36,056
U.S. Treasury Bonds	4.375%	5/15/41	495,000		595,160
U.S. Treasury Bonds	3.125%	11/15/41	740,000		709,938
U.S. Treasury Bonds	3.125%	2/15/42	20,000		19,175
U.S. Treasury Notes	1.875%	2/28/14	30,000		30,877
U.S. Treasury Notes	1.375%	2/28/19	900,000		887,344
U.S. Treasury Notes	2.000%	11/15/21	920,000		905,841
U.S. Treasury Notes	2.000%	2/15/22	10,000		9,809

Total U.S. Government Obligations					3,194,200

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,633,738)					3,647,044

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.7%
U.S. Treasury Notes, Inflation Indexed (Cost - $145,400)	2.000%	4/15/12	145,211		145,586

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII (Cost - $24,963)	7.875%		975	$26,520	(a)

		EXPIRATION DATE	CONTRACTS/ NOTIONAL PAR
PURCHASED OPTIONS - 0.1%
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	225,400	4,966
Credit default swaption with Citigroup Global Markets to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00		6/20/12	137,200	3,023
Eurodollar Futures, Put @ $98.88		12/17/12	3	244
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	10	7,000

TOTAL PURCHASED OPTIONS (Cost - $21,618)				15,233

			WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	13,894	*
SemGroup Corp.		11/30/14	31	230	*(f)

TOTAL WARRANTS (Cost - $0)				14,124

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $21,805,744)				20,497,722

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 12.0%
U.S. Government Agencies - 12.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	6/5/12	90,000	89,994	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	800,000	799,911	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	900,000	899,972	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	730,000	729,926	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,519,575)				2,519,803

TOTAL INVESTMENTS - 109.6% (Cost - $24,325,319#)				23,017,525
Liabilities in Excess of Other Assets - (9.6)%				(2,008,596)

TOTAL NET ASSETS - 100.0%				$21,008,929

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	The coupon payment on these securities is currently in default as of March 31, 2012.

(h)	The maturity principal is currently in default as of March 31, 2012.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2012

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	9/17/12	$98.88	3	$94
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	10	3,875

			NOTIONAL PAR
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	450,800	$3,305
Credit default swaption with Citigroup Global Markets to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	274,400	2,011

TOTAL WRITTEN OPTIONS (Premiums received - $19,119)				$9,285

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment fund of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/ spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$6,124,905	—		$6,124,905
Asset-backed securities	—	829,196	$39,000		868,196
Collateralized mortgage obligations	—	2,334,812	—		2,334,812
Corporate bonds & notes	—	6,789,027	0	*	6,789,027
Municipal bonds	—	172,827	—		172,827
Sovereign bonds	—	359,448	—		359,448
U.S. government & agency obligations	—	3,647,044	—		3,647,044
U.S. treasury inflation protected securities	—	145,586	—		145,586
Preferred stocks	$26,520	—	—		26,520
Purchased options	7,244	7,989	—		15,233
Warrants	—	14,124	—		14,124

Total long-term investments	$33,764	$20,424,958	$39,000		$20,497,722

Short-term investments†	—	2,519,803	—		2,519,803

Total investments	$33,764	$22,944,761	$39,000		$23,017,525

Other financial instruments:
Futures contracts	$34,503	—	—		$34,503
Forward foreign currency contracts	—	$975	—		975
Interest rate swaps	—	12,122	—		12,122
Credit default swaps on credit indices - buy protection‡	—	10,754	—		10,754

Total other financial instruments	34,503	23,851	—		58,354

Total	$68,267	$22,968,612	$39,000		$23,075,879

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$3,969	$5,316	—	$9,285
Futures contracts	13,490	—	—	13,490
Forward foreign currency contracts	—	9,974	—	9,974
Credit default swaps on credit indices - sell protection‡	—	10,449	—	10,449

Total	$17,459	$25,739	—	$43,198

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	WARRANTS	TOTAL
Balance as of December 31, 2011	$0	*	$39,000	$174	$39,174
Accrued premiums/discounts	—		61	—	61
Realized gain (loss)	—		—	—	—
Change in unrealized appreciation (depreciation)[1]	—		(61)	56	(5)
Purchases	—		—	—	—
Sales	—		—	—	—
Transfers into Level 3	—		—	—	—
Transfers out of Level 3[2]	—		—	(230)	(230)

Balance as of March 31, 2012	$0	*	$39,000	—	$39,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012[1]	—		$(61)	$56	$(5)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a

Notes to Schedule of Investments (unaudited) (continued)

foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Portfolio may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(g) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a

Notes to Schedule of Investments (unaudited) (continued)

TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(k) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2012, the total notional value of all credit default swaps to sell protection is $170,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2012, the Portfolio held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $29,708. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(p)	Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$800,019
Gross unrealized depreciation	(2,107,813)

Net unrealized depreciation	$(1,307,794)

At March 31, 2012, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bobl	2	6/12	$331,269	$331,051	$(218)
U.S. Treasury Ultra Long-Term Bonds	2	6/12	314,725	301,938	(12,787)

					(13,005)

Contracts to Sell:
U.S. Treasury 2-Year Notes	5	6/12	$1,101,484	$1,100,703	781
U.S. Treasury 5-Year Notes	12	6/12	1,478,367	1,470,469	7,898
U.S. Treasury 10-Year Notes	5	6/12	646,937	647,422	(485)
U.S. Treasury 30-Year Bonds	6	6/12	852,324	826,500	25,824

					34,018

Net unrealized gain on open futures contracts					$21,013

During the period ended March 31, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	3	$853
Options written	725,224	24,971
Options closed	(14)	(6,705)
Options expired	—	—

Written options, outstanding as of March 31, 2012	725,213	$19,119

At March 31, 2012, the Portfolio held TBA securities with a total cost of $3,572,704.

At March 31, 2012, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$196,328	5/16/12	$975
Contracts to Sell:
Euro	UBS AG	497,756	663,991	5/16/12	(9,974)

Net unrealized loss on open forward foreign currency contracts					$(8,999)

At March 31, 2012, the Portfolio held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO‡	PAYMENTS RECEIVED BY THE PORTFOLIO	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$430,000	1/27/22	2.097% semi-annually	3-Month LIBOR	—	$6,713
Morgan Stanley & Co. Inc.	280,000	1/30/22	2.059% semi-annually	3-Month LIBOR	—	5,409

Total	$710,000				—	$12,122

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO‡	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$11,000	10/12/52	0.500% monthly	$(870)	$(1,004)	$134
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(791)	(910)	119
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	17,000	12/13/49	0.080% monthly	(1,150)	(1,987)	837
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	55,000	3/15/49	0.070% monthly	(2,710)	(3,216)	506
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	10,000	3/15/49	0.070% monthly	(493)	(547)	54
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	29,000	3/15/49	0.070% monthly	(1,429)	(1,660)	231
Credit Suisse First Boston Inc. (CMBX NA AM 1)	17,000	10/12/52	0.500% monthly	(1,345)	(1,651)	306
JPMorgan Chase & Co. (CMBX NA AM 1)	21,000	10/12/52	0.500% monthly	(1,661)	(2,026)	365

Total	$170,000			$(10,449)	$(13,001)	$2,552

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$28,000	10/12/52	0.100% monthly	$870	$1,119	$(249)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	24,000	10/12/52	0.100% monthly	745	974	(229)
Citigroup Global Markets Inc. (CMBX 4 2007-2 AAA Index)	14,000	2/17/51	0.350% monthly	978	1,654	(676)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	59,000	10/12/52	0.100% monthly	1,832	2,628	(796)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	77,000	10/12/52	0.100% monthly	2,391	2,971	(580)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	9,000	2/17/51	0.500% monthly	1,688	1,759	(71)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	12,000	2/17/51	0.500% monthly	2,250	2,300	(50)

Total	$223,000			$10,754	$13,405	$(2,651)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2012.

	Futures Contracts				Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest rate risk	$34,503	$(13,490)	$7,244	$(3,969)	—	—	$12,122	$36,410
Foreign exchange risk	—	—	—	—	$975	$(9,974)	—	(8,999)
Credit risk	—	—	7,989	(5,316)	—	—	305	2,978

Total	$34,503	$(13,490)	$15,233	$(9,285)	$975	$(9,974)	$12,427	$30,389

During the period ended March 31, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$11,449
Written options	10,099
Forward foreign currency contracts (to buy)	195,423
Forward foreign currency contracts (to sell)	655,726
Futures contracts (to buy)	1,336,533
Futures contracts (to sell)	3,882,150

Average Notional Balance
Interest rate swap contracts	$532,500
Credit default swap contracts (to buy protection)	195,500
Credit default swap contracts (to sell protection)	140,000
Total return swap contracts†	105,141

†	At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant	to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012